UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 11, 2006

Date of Report (Date of earliest event reported)

VALERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51768	13-4119931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

(609) 235-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2006, Valera Pharmaceuticals, Inc. (“Valera”) and Indevus Pharmaceuticals, Inc. (“Indevus”) entered into a Co-Promotion and Marketing Services Agreement (the “Co-Promotion Agreement”) pursuant to which Valera and Indevus’ sales force will co-promote VANTAS® in the United States. VANTAS is currently marketed by Valera for advanced prostate cancer. Terms of the Co-Promote Agreement provide Indevus with royalties of 13.5% on sales of VANTAS up to a specified unit level and increases to 30% above the specified level. For sales of VANTAS to specified specialty pharmacy accounts, Indevus will receive royalties of 35%. Indevus anticipates beginning to co-promote VANTAS in January 2007. The Co-Promotion Agreement also contains provisions regarding the establishment of a joint committee for the discussion promotional strategies and activities, marketing and supply obligations, training of sales force, confidentiality, maintenance of commercial liability, insurance, indemnification and termination under certain circumstances.

The Co-Promotion Agreement will be filed as an exhibit at a subsequent date, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The foregoing description of the Co-Promotion Agreement is qualified in its entirety by reference to the full text of the Co-Promotion Agreement.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, estimates and projections about Valera’s business and operations. Words such as “aim”, “target,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “assumes” and “estimates,” and variations of these words and similar expressions, are intended to identify forward-looking statements. Such forward looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond Valera’s control, and are not guarantees of future performance. Although Valera believes these statements are based on reasonable assumptions, there are a number of factors that may cause actual results to differ materially from those expressed, implied or forecasted in these statements. These risks and uncertainties include, among others, those described in “Risk Factors” contained in Valera’s Form 10-K as filed with the SEC on March 20, 2006, as updated in Valera’s Form 10-Q as filed with the SEC on August 9, 2006, and as may be updated from time to time. You are cautioned not to place undue reliance on these forward-looking statements. You should read Valera’s filings with the SEC, including Forms 10-K and 10-Q, and the documents that Valera refers to therein and have filed as exhibits with the understanding that actual future results and events may be materially different from what Valera currently expects. The forward-looking statements included in this report reflect Valera’s views and assumptions only as of the date of this report. Except as required by law, Valera undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by is behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.

Date: December 15, 2006	By:	/s/ Andrew T. Drechsler
Andrew T. Drechsler Chief Financial Officer